Exhibit 10.02

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of June 29, 2009 and is made by and among UNDER ARMOUR, INC., a Maryland corporation (the “Borrower”), the GUARANTORS (as defined below), the LENDERS (as defined below), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (in such capacity, the “Administrative Agent”), SUNTRUST BANK, as Syndication Agent (in such capacity, the “Syndication Agent”), and COMPASS BANK, as Documentation Agent (in such capacity, the “Documentation Agent”).

RECITALS

A. Pursuant to that certain Credit Agreement dated as of January 28, 2009 (the “Credit Agreement”) among the Borrower, the Guarantors (as defined therein), the Lenders (as defined therein), the Administrative Agent, the Syndication Agent, and the Documentation Agent, as amended by the First Amendment to Credit Agreement dated as of May 13, 2009 (as amended, the “Credit Agreement”), the Lenders extended (or committed to extend) credit to the Borrower as set forth therein.

B. The Loan Parties (as defined in the Credit Agreement) have requested that the Lenders make certain amendments to the Credit Agreement, and the Lenders are willing to do so, but only on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the parties hereto agree:

1. Unless otherwise defined to the contrary herein, all capitalized terms used in this Amendment shall have the meaning set forth in the Credit Agreement.

2. Section 7.2.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.2.8 Subsidiaries. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as a Guarantor on the Closing Date; (ii) any Subsidiary formed after the Closing Date which, within thirty (30) days of formation, joins this Agreement as a Guarantor by delivering to the Administrative Agent (A) a signed Guarantor Joinder; (B) documents in the forms described in Section 6.1 [First Loans] modified as appropriate; and (C) documents necessary to grant and perfect Prior Security Interests, subject to Permitted Liens, if any, to the Administrative Agent for the benefit of the Lenders in the equity interests of, and Collateral held by, such Subsidiary, and (iii) subsidiaries not formed under the state or federal laws of the United States, 65% of whose Subsidiary Equity Interests are pledged to the Administrative Agent for the benefit of the Lenders within thirty (30) days of its formation pursuant to the Pledge Agreement; provided, however, that the Loan Parties shall not be required to pledge to the Administrative Agent for the benefit of the Lenders 65% of the Subsidiary Equity Interests of Under Armour International Holdings, C.V., a limited partnership formed under the laws of the Netherlands (“Under Armour CV”), or UA Sourcing CBT, a trust established under the laws of the People’s Republic of China (“UA

CBT”) if the Administrative Agent determines, in its sole discretion, that the Loan Parties and Foreign Subsidiaries of the Loan Parties have met and continue to meet the following conditions, and the Loan Parties covenant to, and shall cause each of their Foreign Subsidiaries to, adhere to such conditions: (A) the trustee of UA CBT is not permitted to undertake any business other than as acting as trustee of UA CBT; (B) 100% of the Subsidiary Equity Interests of Under Armour CV, UA CBT and the trustee of UA CBT shall be held by one or more of the Loan Parties and Foreign Subsidiaries of the Loan Parties; and (C) the Loan Parties and Foreign Subsidiaries of the Loan Parties who at any time hold the Subsidiary Equity Interests of Under Armour CV, UA CBT and the trustee of UA CBT shall not pledge such Subsidiary Equity Interests to any Person; provided, further, that the following actions with respect to Under Armour CV and/or UA CBT, as applicable, shall require the written consent of the Required Lenders: (D) amending any provision of the organizational documents of Under Armour CV, UA CBT or the trustee of UA CBT; (E) requiring or making contributions of any assets or requiring or making any loans to Under Armour CV in excess of (1) the initial $180,000 provided at the time of formation of forming Under Armour CV and (2) $50,000 in the remainder of 2009 and beginning in 2010, $100,000 per fiscal year for administrative costs of Under Armour CV (except for the liability of Under Armour Manufacturing, LLC as the general partner of Under Armour CV for all of the debts of Under Armour CV); (F) with respect to Under Armour CV, holding assets in the name of any Person other than Under Armour Manufacturing, LLC as the general partner of Under Armour CV (except for equity interests in any Subsidiary for which applicable law requires the interests to be titled in the name of Under Armour CV) ; (G) naming or replacing any director or officer of the trustee of UA CBT with anyone other than an employee of the Borrower or any wholly-owned Subsidiary of the Borrower (the Administrative Agent may require that such officers or directors of the trustee who are not employees of the Borrower or any wholly-owned Subsidiary of the Borrower be replaced); (H) appointing additional trustees or a replacement trustee of UA CBT; and (I) with respect to UA CBT, acquiring any interest in any other Person, other than wholly-owned Subsidiaries, through a joint venture or any other structure.”

3. The Loan Parties and the Lenders hereby ratify and confirm their respective obligations under the Credit Agreement, as amended by this Amendment, and agree that the Credit Agreement hereby remains in full force and effect after giving effect to the effectiveness of this Amendment and that, upon such effectiveness, all references in the Loan Documents to the “Credit Agreement” shall be references to the Credit Agreement as amended by this Amendment.

4. Except as specifically set forth above, this Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement.

5. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

6. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

2

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

ATTEST:	UNDER ARMOUR, INC., a Maryland corporation

/s/ John Stanton	By:	/s/ Brad Dickerson

	Printed:	Brad Dickerson

	Title:	CFO

UNDER ARMOUR MANUFACTURING, LLC, a Maryland limited liability company

By: Under Armour, Inc., a Maryland corporation, its sole member

/s/ John Stanton	By:	/s/ Brad Dickerson

	Printed:	Brad Dickerson

	Title:	CFO

UNDER ARMOUR RETAIL, INC., a Maryland corporation

/s/ John Stanton	By:	/s/ Brad Dickerson

	Printed:	Brad Dickerson

	Title:	Treasurer

UNDER ARMOUR HOLDINGS, INC., a Maryland corporation

/s/ John Stanton	By:	/s/ Brad Dickerson

	Printed:	Brad Dickerson

	Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

ATTEST:

UNDER ARMOUR RETAIL OF MARYLAND, L.L.C.

UNDER ARMOUR RETAIL OF FLORIDA, LLC

UNDER ARMOUR RETAIL OF OHIO, LLC

UNDER ARMOUR RETAIL OF CALIFORNIA, LLC

UNDER ARMOUR RETAIL OF TEXAS, LLC

UNDER ARMOUR RETAIL OF WISCONSIN, LLC

UNDER ARMOUR RETAIL OF MASSACHUSETTS, LLC

UNDER ARMOUR RETAIL OF PENNSYLVANIA, LLC

UNDER ARMOUR RETAIL OF DELAWARE, LLC

UNDER ARMOUR RETAIL OF GEORGIA, LLC

UNDER ARMOUR RETAIL OF NEW YORK, LLC

UNDER ARMOUR RETAIL OF NEW JERSEY, LLC

UNDER ARMOUR RETAIL OF DC, LLC

UNDER ARMOUR RETAIL OF CONNECTICUT, LLC

UNDER ARMOUR RETAIL OF ILLINOIS, LLC

UNDER ARMOUR RETAIL OF SOUTH CAROLINA, LLC

UNDER ARMOUR RETAIL OF MICHIGAN, LLC

UNDER ARMOUR RETAIL OF MAINE, LLC

UNDER ARMOUR RETAIL OF TENNESSEE, LLC

UNDER ARMOUR RETAIL OF VIRGINIA, LLC,

UNDER ARMOUR RETAIL OF COLORADO, LLC

UNDER ARMOUR RETAIL OF NEW HAMPSHIRE, LLC

each a limited liability company

By: Under Armour Retail, Inc., its sole member

/s/ John Stanton	By:	/s/ Brad Dickerson

	Printed:	Brad Dickerson

	Title:	Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ John E. Hehir

Printed: John E. Hehir Title: Senior Vice President, Corporate Banking

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK, individually and as Syndication Agent

By:	/s/ Gregory A. Farno

Printed: Gregory A. Farno Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

COMPASS BANK, individually and as Documentation Agent

By:	/s/ W. Brad Davis

Printed: W. Brad Davis Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

BRANCH BANKING & TRUST COMPANY

By:	/s/ James E. Davis

Printed: James E. Davis Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By:	/s/ Mary Giermek

Printed: Mary Giermek Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Glenn A. Page

Printed: Glenn A. Page Title: Vice President